                                                                    Exhibit 10.7

1. ADOPTED BY THE BOARD OF DIRECTORS ON MAY 1, 1993; APPROVED BY THE STOCKHOLDERS ON JUNE 25, 1993.
2. AMENDED BY THE BOARD OF DIRECTORS ON SEPTEMBER 24, 1993 (NO STOCKHOLDER APPROVAL REQUIRED).
3. AMENDED BY THE BOARD OF DIRECTORS ON OCTOBER 24, 1994, MARCH 17, 1995 AND APRIL 6, 1995; APPROVED BY THE STOCKHOLDERS ON MAY 19, 1995.
4. AMENDED BY THE BOARD OF DIRECTORS ON MARCH 13, 1996; APPROVED BY THE STOCKHOLDERS ON MAY 15, 1996.
5. AMENDED BY THE BOARD OF DIRECTORS ON MARCH 3, 1997; APPROVED BY THE STOCKHOLDERS ON MAY 28, 1997.
6. AS AMENDED BY THE BOARD OF DIRECTORS ON MARCH 4, 1998; APPROVED BY THE STOCKHOLDERS ON MAY 27, 1998.
7. AS AMENDED BY THE BOARD OF DIRECTORS ON MARCH 3, 1999; APPROVED BY THE STOCKHOLDERS ON MAY 25, 1999.
8. AS AMENDED BY THE BOARD OF DIRECTORS ON MARCH 1, 2000; APPROVED BY THE STOCKHOLDERS ON MAY 24, 2000.
9. AS AMENDED BY THE BOARD OF DIRECTORS ON MARCH 7, 2001 AND RATIFIED DECEMBER 18, 2001.


                         GENZYME TRANSGENICS CORPORATION

                 AMENDED AND RESTATED 1993 EQUITY INCENTIVE PLAN

Section 1.  PURPOSE

     The purpose of the Genzyme Transgenics Corporation 1993 Equity Incentive Plan (the "Plan") is to attract and retain key employees, consultants and non-employee directors, to provide an incentive for them to assist the Company to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

Section 2.  DEFINITIONS

     "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

     "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit awarded under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means either any one of one or more committees of the Board appointed by the Board to administer the Plan, the members of which are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor provision (the "Rule") to the extent necessary to comply with the Rule.

     "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

     "Company" means Genzyme Transgenics Corporation.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, designated Beneficiary shall mean the Participant's estate.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any subsidiary of the Company.

     "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 or 7 which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

     "Participant" means a person selected by the Committee to receive an Award under the Plan.

     "Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 9.

     "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, or any successor provision.

     "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

     "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 10.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 8.

     "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 11.

Section 3.  ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant.

Section 4.  ELIGIBILITY

     All employees, and in the case of Awards other than Incentive Stock Options, consultants of the Company, Non-Employee Directors or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5.  STOCK AVAILABLE FOR AWARDS

     (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 4,140,000(1) shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger,

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(1)This member includes 224,350 shares reserved for issuance upon the exercise of outstanding options to purchase shares of common stock of TSI Corporation, which options were assumed by the Company in October 1994 in connection with the Company's acquisition of TSI Corporaiton.

consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

Section 6.  STOCK OPTIONS

     (a) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

     (b) The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

     (c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine.

     (e) The Committee may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

Section 7.  STOCK OPTIONS FOR NON-EMPLOYEE DIRECTORS

     (a) GRANT OF OPTIONS AND OPTION TERMS

         (1) AUTOMATIC GRANT OF OPTIONS FOR NON-EMPLOYEE DIRECTORS (OTHER THAN CHAIRMAN OF THE BOARD). Upon the election or re-election of Non-Employee Directors (other than Chairman of the Board), such director shall automatically be granted an Option to purchase

7,500 shares of Common Stock for each year of the term of office to which he or she is elected. If such director is elected on a date other than the date of an annual meeting of stockholders (whether elected by the Board or the stockholders and whether to fill a vacancy or otherwise), such director shall automatically be granted Options to purchase 7,500 shares of Common Stock for each year or portion thereof of the term of office to which he or she is elected.

         (2) AUTOMATIC GRANT OF OPTIONS FOR A NON-EMPLOYEE DIRECTOR CHAIRMAN OF BOARD. Upon the election or re-election of a Non-Employee Director Chairman of the Board, such director shall automatically be granted an Option to purchase 15,000 shares of Common Stock for each year of the term of office to which he or she is elected. If such director is elected on a date other than the date of an annual meeting of stockholders (whether elected by the Board or the stockholders and whether to fill a vacancy or otherwise), such director shall automatically be granted Options to purchase 15,000 shares of Common Stock for each year or portion thereof of the term of office to which he or she is elected.

         (3) ONE-TIME AUTOMATIC GRANT OF ADDITIONAL SHARES FOR NON-EMPLOYEE DIRECTORS. For each Non-Employee Director whose term began before 2001 and expires in 2002, such director shall automatically be granted an Option to purchase 2,500 shares of Common Stock.

         (4) NONSTATUTORY STOCK OPTIONS. All Options granted under this Section 7(a) shall be nonstatutory options not entitled to special tax treatment under
Section 422 of the Code.

         (5) DATE OF GRANT. The "Date of Grant" for Options granted under
Section 7(a)(1) or (2) shall be the date of election or re-election as a Non-Employee Director, commencing with the first election or re-election in 2001. In the case of the one-time grant provided under Section 7(a)(3) above, the "Date of Grant" shall be the annual meeting of stockholders held in 2001.

     (b) OPTION PRICE. The Option price for each Option granted under this Plan shall be the current fair market value of a share of Common Stock of the Company as determined by the last sale price for the Company's Common Stock as reported by the National Association of Securities Dealers Automated Quotations National Market System for the business day immediately preceding the Date of Grant.

     (c) TERM OF OPTION. The term of each Option granted under this section shall be ten years from the Date of Grant.

     (d) EXERCISABILITY OF OPTIONS. Options granted under this Plan to a Non-Employee Director on election or re-election shall become exercisable with respect to 7,500 shares on the Date of Grant and on each annual meeting of stockholders of the Company following the Date of Grant if and only if the director is a member of the Board at the opening of business on that date (e.g., an Option to purchase 22,500 shares of Common Stock granted at the 2001 annual meeting would become exercisable with respect to 7,500 shares at each of the 2001, 2002 and 2003 annual meetings). Options granted pursuant to the one-time grant provided under Section 7(a)(3) above shall become exercisable on the Date of Grant.

     (e) GENERAL EXERCISE TERMS. Non-Employee Directors holding exercisable Options under this section who cease to serve as members of the Board may, during their lifetime, exercise the rights they had under such Options at the time they ceased being a director for the full unexpired term of such Option. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a director, those entitled to do so shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the director at the time of his or her death. The rights of the Participant may be exercised by the Participant's guardian or legal representative in the case of disability and by the beneficiary designated by the Participant in writing delivered to the Company or, if none has been designated, by the Participant's estate or his or her transferee on death in accordance with this Section 7, in the case of death. Options granted under this Section 7 shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 7, no rights under any Options may be exercised after the expiration of ten years from their Date of Grant.

Section 8.  STOCK APPRECIATION RIGHTS

     (a) Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs shall have an exercise price of not less than the Fair Market Value of the Common Stock on the date of award, or in the case of SARs in tandem with Options, the exercise price of the related Option.

     (b) An SAR related to an Option which can only be exercised during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

Section 9.  PERFORMANCE SHARES

     (a) Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

     (b) The Committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

     (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 10. RESTRICTED STOCK

     (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 11. STOCK UNITS

     (a) Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

     (b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 12. GENERAL PROVISIONS APPLICABLE TO AWARDS

     (a) LIMITATIONS ON TRANSFERABILITY. Options shall not be transferable by the recipient other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative; provided that the Committee may in its discretion waive such restriction in any case.

     (b) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (c) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

     (d) SETTLEMENT. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

     (e) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

     (f) TERMINATION OF EMPLOYMENT. Except as otherwise provided under Section 7, the Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

     (g) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. Notwithstanding anything above to the contrary, with respect to Options granted to Non-Employee Directors, upon a change of control, any deferred exercise period shall be automatically accelerated and each Participant of an outstanding Option granted under Section 7(a) shall be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under his Option; provided, however, that in lieu of the foregoing the Board may upon written notice to each such Participant of an outstanding Option or right under the Plan, provide that such Option or right shall terminate on a date not less than twenty days after the date of such notice unless theretofore exercised.

     (h) WITHHOLDING. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, the Participant may pay any taxes due with respect to an Option in whole or in part in shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value on the date of retention or delivery.

     (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (j) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 13. MISCELLANEOUS

     (a) LIMITATION ON NUMBER OF SHARES GRANTED. Notwithstanding any other provision of the Plan, the aggregate number of shares of Common Stock subject to Options and SARs that may be granted within any fiscal year to any one Eligible Person under the Plan shall not exceed that number of shares equal to 20% of the total number of shares reserved for issuance under the Plan, except for grants to new hires during the fiscal year of hiring which shall not exceed that number of shares equal to 30% of the total number of shares reserved for issuance under the Plan.

     (b) NO RIGHT TO EMPLOYMENT OR DIRECTORSHIP. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or the right to continue as a director of the Company, as the case may be. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (c) NO RIGHTS AS SHAREHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

     (d) EFFECTIVE DATE. Subject to the approval of the shareholders of the Company, the Plan shall be effective on May 1, 1993. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

     (e) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

     (f) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.